UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 8, 2016

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Warrant Indenture

On August 8, 2016, Vista Gold Corp. (the “Registrant”) in connection with its closing of an offering of units of the Registrant entered into a warrant indenture (the “Warrant Indenture”) between the Registrant and Computershare Trust Company of Canada, as the warrant agent.

The Registrant issued an aggregate of 6,514,625 Warrants in connection with the closing of the Offering under the Warrant Indenture. Under the terms of the Warrant Indenture, each whole common share purchase warrant (each a “Warrant” and collectively, the “Warrants”) entitle the holder (the “Warrantholder”) to purchase one common share of the Company upon the exercise of the Warrant (each a “Warrant Share” and collectively, the “Warrant Shares”) at a price of $1.92 per Warrant Share. The Warrants will be exercisable at any time prior to 4:30 p.m. (Toronto time) on August 8, 2019 (the “Expiry Time”), after the Expiry Time, the Warrants will expire and become null and void. The exercise price for the Warrants is payable in United States dollars.

The Warrantholders are entitled to a “cashless exercise” option if, at any time of exercise, there is no effective registration statement registering, or no current prospectus available for, the offer and sale of Warrant Shares under the United States Securities Act of 1933, as amended. This option entitles the Warrantholders to elect to receive fewer Warrant Shares without paying the cash exercise price. The number of Warrant Shares to be issued would be determined by a formula based on the total number of Warrant Shares with respect to which the Warrant is being exercised, the daily volume weighted average price for the Company’s common shares for the 20 consecutive Trading Days (as defined in the Warrant Indenture) immediately preceding the date of exercise and the applicable exercise price of the Warrants. The Warrantholders also have certain buy-in rights that require the Registrant to make certain buy in payments in the event the Registrant fails to cause the Warrant Agent to deliver Warrant Shares within three business days of exercise and the Warrantholder is required by its broker to purchase (in an open market transaction or otherwise) or the Warrantholder’s brokerage firm otherwise purchases, Common Shares to deliver in satisfaction of a sale by the Warrantholder of the Warrant Shares that the Warrantholder anticipated receiving upon such exercise.

The exercise price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment upon the happening of certain events, such as a distribution on the common shares, or a subdivision, consolidation or reclassification of the common shares. In connection with a Rights Offering, subject to the approval of the Toronto Stock Exchange and the consent of a majority of the Registered Warrantholders, the Warrantholder will be entitled to acquire, upon the terms applicable to such Rights Offering, (as defined in the Warrant Indenture) the aggregate number of Common Shares that the Warrantholder could have acquired if the Warrantholder had held the number of Common Shares acquirable upon complete exercise of the Warrantholder’s Warrants then held, subject to certain beneficial ownership limitations under which such rights shall be held in abeyance. In connection with a Special Distribution, (as defined in the Warrant Indenture) the right of the Warrantholder to participate in such Special Distribution to the same extent that the Warrantholder would have participated therein if the Warrantholder had held the number of Common Shares acquirable upon complete exercise of the Warrantholder’s Warrants then held shall be held in abeyance until the Warrantholder exercises the Warrant. In addition, upon any fundamental transaction, such as a merger, consolidation, sale of all or substantially all of the Registrant’s assets, share exchange or business combination, the Warrants will thereafter evidence the right of the holder to receive the securities, property or cash deliverable in exchange for or on the conversion of or in respect of the common shares to which the holder of a common share would have been entitled immediately on such event.

Neither the Registrant nor the Warrant Agent shall effect any exercise of a Warrant, and a Warrantholder shall not have the right to exercise any portion of a Warrant, to the extent that, after giving effect to such issuance after exercise, the Warrantholder (together with the Warrantholder’s Affiliates) would beneficially own in excess of 4.99% of the number of Common Shares outstanding of the Registrant. The Warrantholder, upon written notice to the Registrant (effective on the sixty-first (61st) day after such notice), may increase or decrease such limitation, provided that the limitation does not exceed 9.99%.

The foregoing summary of the material provisions of the Warrant Indenture is qualified in its entirety by reference to the Warrant Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and which is hereby incorporated by reference into this Item 1.01. Capitalized terms not defined herein have the meanings set forth in the Warrant Indenture.

Item 7.01 Regulation FD Disclosure

On August 8, 2016, the Registrant issued a press release, a copy of which is attached to this report as Exhibit 99.1, to announce that it has closed its previously announced public offering of units made pursuant to an underwriting agreement dated August 2, 2016 between the Company and Cantor Fitzgerald Canada Corporation and Rodman & Renshaw a unit of H.C. Wainwright & Co., LLC, acting as co-lead underwriters and joint book-running managers and Sprott Private Wealth LP, Roth Capital Partners, LLC and Jet Capital Advisors, LLC as co-managers. In accordance with General Instruction B.1 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the United States Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Warrant Indenture dated August 8, 2016*

99.1	Press Release, dated August 8, 2016**

* The foregoing Exhibit is hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-196527), filed with the SEC on June 5, 2014 , as declared effective on August 15, 2015, pursuant to the United States Securities Act of 1933, as amended.

** The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP.
(Registrant)

	By:	/s/John F. Engele
Dated: August 8, 2016	John F. Engele
Chief Financial Officer